Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ STEPHANIE A. BURNS Stephanie A. Burns

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ JOHN T. DILLON John T. Dillon

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ GORDON GUND Gordon Gund

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ ZACHARY GUND Zachary Gund

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ JAMES M. JENNESS James M. Jenness

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ ANN MCLAUGHLIN KOROLOGOS Ann McLaughlin Korologos

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ DONALD R. KNAUSS Donald R. Knauss

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ MARY LASCHINGER Mary Laschinger

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ CYNTHIA H. MILLIGAN Cynthia H. Milligan

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ LA JUNE MONTGOMERY TABRON La June Montgomery Tabron

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that each of the undersigned directors of Kellogg Company, hereby constitutes and appoints John A. Bryant and Gary H. Pilnick, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments to such registration statement (including any post-effective amendment and any registration statement to be filed with the Securities and Exchange Commission pursuant to Rule 462(b)), and to file the same, with all exhibits thereto and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 24th day of April, 2015.

/S/ ROGELIO M. REBOLLEDO Rogelio M. Rebolledo

Power of Attorney for Direct Stock Purchase and Dividend Reinvestment Plan